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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                JANUARY 14, 2004

                                  CLARCOR INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                          1-11024                 36-0922490
-------------------------------   ----------------        --------------------
(State or other jurisdiction of   (Commission File        (IRS Employer
incorporation)                    Number)                 Identification Number)



           2323 Sixth Street, P.O. Box 7007, Rockford, Illinois, 61125
           -----------------------------------------------------------
                    (Address of principal executive offices)



                                  815-962-8867
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report).








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ITEM 7.        FINANCIAL STATEMENTS & EXHIBITS

Exhibit 99.1 - Press Release dated January 14, 2004.



ITEM 12.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On January 14, 2004, CLARCOR Inc., a Delaware corporation (NYSE: CLC) (the "Company"), issued a press release disclosing the Company's financial results for its fourth quarter and the fiscal year which ended on November 29, 2003. Such press release is filed as an exhibit to this current report on Form 8K.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CLARCOR INC.



January 15, 2004           By:/s/ Norman E. Johnson
                                  Chairman of the Board, President &
                                  Chief Executive Officer